Current Taxes and Deferred Taxes - Schedule Of Effect On Income (Detail) - CLP ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income tax expense
Current tax expense	$ (54,676)	$ 8,064	$ (77,137)
Deferred taxes
Deferred tax expenses	(52,836)	109,848	33,727
Subtotals	(107,512)	117,912	(43,410)
Others	(8,119)	(2,702)	(4,443)
Net expense for income taxes	$ (115,631)	$ 115,210	$ (47,853)